MASIMO CORPORATION SUPPLEMENTAL NON-GAAP INFORMATION (unaudited in thousands, except per share amounts)(1) (2) GAAP TOTAL REVENUE Q1 2017 Q2 2017 Q3 2017 Q4 2017 YTD 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 YTD 2018 Q1 2019 2019 Guidance (3) GAAP revenue Product revenue $ 182,466 $ 179,727 $ 179,696 $ 196,353 $ 738,242 $ 204,389 $ 202,004 $ 202,068 $ 221,413 $ 829,874 $ 230,548 $ 918,000 Royalty and other revenue 14,177 12,579 13,664 11,586 52,006 8,564 9,617 8,515 1,719 28,415 1,116 1,116 GAAP total revenue $ 196,643 $ 192,306 $ 193,360 $ 207,939 $ 790,248 $ 212,953 $ 211,621 $ 210,583 $ 223,132 $ 858,289 $ 231,664 $ 919,116 RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN: Q1 2017 Q2 2017 Q3 2017 Q4 2017 YTD 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 YTD 2018 Q1 2019 2019 Guidance (3) GAAP gross profit/margin $ 132,414 $ 126,901 $ 124,065 $ 138,652 $ 522,032 $ 143,661 $ 142,147 $ 140,753 $ 148,331 $ 574,892 $ 151,642 $ 613,814 Non-GAAP adjustments: Royalty and other revenue, net of related costs (12,986) (11,787) (12,690) (10,922) (48,385) (8,390) (9,415) (8,364) (1,535) (27,704) (1,048) (1,048) Acquisition-related depreciation and amortization 152 116 116 116 500 114 115 115 114 458 114 458 - Total non-GAAP gross profit/margin adjustments (12,834) (11,671) (12,574) (10,806) (47,885) (8,276) (9,300) (8,249) (1,421) (27,246) (934) (590) Non-GAAP gross profit/margin $ 119,580 $ 115,230 $ 111,491 $ 127,846 $ 474,147 $ 135,385 $ 132,847 $ 132,504 $ 146,910 2 $ 547,646 $ 150,708 $ 613,224 Non-GAAP gross margin % (4) 65.5% 64.1% 62.0% 65.1% 64.2% 66.2% 65.8% 65.6% 66.4% 66.0% 65.4% 66.8% RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES: Q1 2017 Q2 2017 Q3 2017 Q4 2017 YTD 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 YTD 2018 Q1 2019 2019 Guidance (3) GAAP selling, general and administrative operating expenses$ 66,087 $ 66,669 $ 65,704 $ 74,551 $ 273,011 #$ 70,217 $ 70,450 $ 71,037 $ 73,713 $ 285,417 $ 74,204 $ 311,016 Non-GAAP adjustments: Acquisition-related depreciation and amortization (275) (274) (274) (274) (1,097) (246) (246) (246) (246) (984) (246) -971.768 Non-GAAP selling, general and administrative operating expenses $ 65,812 $ 66,395 $ 65,430 $ 74,277 $ 271,914 # $ 69,971 $ 70,204 $ 70,791 $ 73,467 $ 284,433 $ 73,958 310044.232 GAAP research and development operating expenses$ 14,176 $ 16,383 $ 15,300 $ 19,375 $ 65,234 $ 19,559 $ 20,085 $ 20,575 $ 20,788 $ 81,006 $ 21,415 82860 Non-GAAP adjustments: Acquisition-related depreciation and amortization - - - - - - - - - - - 0 Non-GAAP research and development operating expenses $ 14,176 $ 16,383 $ 15,300 $ 19,375 $ 65,234 # $ 19,559 $ 20,085 $ 20,575 $ 20,788 $ 81,006 $ 21,415 82860 GAAP litigation settlement, award and/or defense costs $ - $ - $ - $ - $ - $ - $ - $ 500 $ (75) $ 425 $ - 0 Non-GAAP adjustments: Litigation damages, awards and settlements - - - - - - - (500) 75 (425) - 0 Non-GAAP litigation settlement, award and/or defense costs $ - $ - $ - $ - $ - # $ - $ - $ - $ - $ - $ - 0 GAAP operating expenses$ 80,264 $ 83,051 $ 81,005 $ 93,926 $ 338,246 #$ 89,776 $ 90,535 $ 92,112 $ 94,426 $ 366,848 #$ 95,620 $ 393,876 Non-GAAP adjustments: Acquisition-related depreciation and amortization (275) (274) (274) (274) (1,097) (246) (246) (246) (246) (984) # (246) $ (972) Litigation damages, awards and settlements - - - - - - - (500) 75 (425) # - - Total non-GAAP operating expense adjustments (275) (274) (274) (274) (1,097) (246) (246) (746) (171) (1,409) # (246) (972) Non-GAAP operating expenses $ 79,988 $ 82,778 $ 80,730 $ 93,652 $ 337,148 $ 89,530 $ 90,289 $ 91,366 $ 94,254 $ 365,4394 $ 95,373 $ 392,904 Non-GAAP operating expense % (4) 43.8% 46.1% 44.9% 47.7% 45.7% 43.8% 44.7% 45.2% 42.6% 44.0% 41.4% 42.8% Page 1

MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited in thousands, except per share amounts)[1] [2]

RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN:

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019	2019 Guidance [3]
GAAP operating income/margin	$ 52,151	$ 43,849	$ 43,061	$ 44,726	$ 183,787	$ 53,885	$ 51,612	$ 48,641	$ 53,906	$ 208,044	$ 56,023	$ 219,938
Non-GAAP adjustments:												
Royalty and other revenue, net of related costs	(12,986)	(11,787)	(12,690)	(10,922)	(48,385)	(8,390)	(9,415)	(8,364)	(1,535)	(27,704)	(1,048)	(1,048)
Acquisition-related depreciation and amortization	427	390	390	390	1,597	360	361	361	360	1,442	361	1,430
Litigation damages, awards and settlements	-	-	-	-	-	-	-	500	(75)	425	-	-
Total non-GAAP operating income/margin adjustments	(12,559)	(11,397)	(12,300)	(10,532)	(46,788)	(8,030)	(9,054)	(7,503)	(1,250)	(25,837)	(687)	382
Non-GAAP operating income/margin	$ 39,592	$ 32,452	$ 30,761	$ 34,194	$ 136,999	$ 45,855	$ 42,558	$ 41,138	$ 52,656	$ 182,207	$ 55,336	$ 220,320
Non-GAAP operating income % [4]	21.7%	18.1%	17.1%	17.4%	18.6%	22.4%	21.1%	20.4%	23.8%	22.0%	24.0%	24.0%

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME:

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019	2019 Guidance [3]
GAAP net income	$ 51,533	$ 45,138	$ 35,853	$ (7,735)	$ 124,789	$ 45,630	$ 43,853	$ 57,126	$ 46,934	$ 193,543	$ 49,322	$ 186,925
Non-GAAP adjustments:												
Royalty and other revenue, net of related costs	(12,986)	(11,787)	(12,690)	(10,922)	(48,385)	(8,390)	(9,415)	(8,364)	(1,535)	(27,704)	(1,048)	(1,048)
Acquisition-related depreciation and amortization:												
Cost of goods sold	152	116	116	116	500	114	115	115	114	458	114	458
Operating expenses	275	274	274	274	1,097	246	246	246	246	984	246	972
Subtotal - acquisition-related depreciation and amortization	427	390	390	390	1,597	360	361	361	360	1,442	361	1,430
Litigation damages, awards and settlements												
Operating expenses	-	-	-	-	-	-	-	500	(75)	425	-	-
Non-operating other (income) expense:												
Realized and unrealized foreign currency gains or losses	(557)	348	448	31	270	(1,113)	566	1,311	1,263	2,027	(534)	-
Tax impact of non-GAAP net income adjustments	4,285	4,012	4,185	3,619	16,101	2,101	2,345	1,599	(514)	5,531	362	182
Expiration of certain statues of limitation related to unique and non-recurring tax positions	-	-	-	-	-	-	-	(4,169)	-	(4,169)	-	-
Excess tax benefits from stock-based compensation	(15,147)	(15,079)	(4,867)	(4,148)	(39,241)	(3,148)	(3,947)	(14,647)	(294)	(22,036)	(3,432)	(8,032)
2017 U.S. Tax Reform	-	-	-	41,392	41,392	16	-	(16)	(675)	(675)	-	
Total non-GAAP net income adjustments	(23,978)	(22,117)	(12,534)	30,363	(28,266)	(10,174)	(10,090)	(23,425)	(1,470)	(45,159)	(4,291)	(7,468)
Non-GAAP net income	$ 27,555	$ 23,022	$ 23,319	$ 22,628	$ 96,522	$ 35,456	$ 33,763	$ 33,701	$ 45,464	$ 148,384	$ 45,031	$ 179,457

RECONCILIATION OF GAAP NET INCOME PER DILUTED SHARE TO NON-GAAP NET INCOME PER DILUTED SHARE:

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019	2019 Guidance [3]
GAAP net income per diluted share	$ 0.93	$ 0.80	$ 0.64	$ (0.15)	$ 2.23	$ 0.82	$ 0.79	$ 1.02	$ 0.83	$ 3.45	$ 0.87	$ 3.25
Non-GAAP adjustments:												
Royalty and other revenue, net of related costs	(0.24)	(0.21)	(0.23)	(0.20)	(0.87)	(0.15)	(0.17)	(0.15)	(0.02)	(0.50)	(0.02)	(0.02)
Acquisition-related depreciation and amortization	(0.00)	0.01	(0.00)	0.01	0.03	0.01	(0.00)	(0.00)	0.01	0.02	0.00	0.03
Litigation damages, awards and settlements	-	-	-	-	-	-	-	0.01	(0.00)	0.01	-	-
Realized and unrealized foreign currency gains or losses	(0.01)	0.01	0.01	0.00	0.01	(0.02)	0.01	0.02	0.02	0.03	(0.01)	-
Tax impact of non-GAAP net income adjustments	0.08	0.08	0.08	0.07	0.29	0.04	0.04	0.02	(0.01)	0.11	0.01	0.00
Expiration of certain statues of limitation related to unique and non-recurring tax positions	-	-	-	-	-	-	-	(0.07)	-	(0.07)	-	-
Excess tax benefits from stock-based compensation	(0.27)	(0.27)	(0.09)	(0.07)	(0.70)	(0.06)	(0.07)	(0.26)	(0.01)	(0.39)	(0.06)	(0.14)
2017 U.S. Tax Reform	-	-	-	0.74	0.74	0.00	-	(0.00)	(0.01)	(0.01)	-	-
Total non-GAAP net income per diluted share adjustments	(0.45)	(0.38)	(0.22)	0.55	(0.50)	(0.18)	(0.19)	(0.43)	(0.02)	(0.80)	(0.08)	(0.13)
Anti-dilutive effect given the net loss (basic and diluted EPS are the same) in the period [2]				0.01								
Non-GAAP net income per diluted share	$ 0.48	$ 0.42	$ 0.42	$ 0.41	$ 1.73	$ 0.64	$ 0.60	$ 0.59	$ 0.81	$ 2.65	$ 0.79	$ 3.12
Weighted average shares outstanding - diluted	55,529	56,173	56,163	55,595	55,874	55,496	55,742	56,237	56,449	56,039	56,799	57,599

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MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited in thousands, except per share amounts)[1] [2]

RECONCILIATION OF GAAP NON-OPERATING INCOME (EXPENSE) TO NON-GAAP NON-OPERATING INCOME (EXPENSE):

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019	2019 Guidance [3]
GAAP Non-operating income (expense)	$ 874	$ 158	$ 287	$ 694	$ 2,013	$ 1,647	$ 1,405	$ 1,028	$ 1,652	$ 5,732	$ 3,886	$ (13,405)
Non-GAAP adjustments:												
Realized and unrealized foreign currency gains or losses	(557)	348	448	31	270	(1,113)	566	1,311	1,263	2,027	(534)	-
Non-GAAP non-operating income (expense)	$ 317	$ 506	$ 735	$ 725	$ 2,283	$ 534	$ 1,971	$ 2,339	$ 2,915	$ 7,759	$ 3,351	$ (13,405)

RECONCILIATION OF GAAP PROVISION FOR INCOME TAXES TO NON-GAAP PROVISION FOR INCOME TAXES:

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019	2019 Guidance [3]
GAAP provision for income taxes	$ 1,492	$ (1,131)	$ 7,495	$ 53,155	$ 61,011	$ 9,902	$ 9,164	$ (7,457)	$ 8,624	$ 20,233	$ 10,587	$ 46,419
Non-GAAP adjustments:												
Excess tax benefits from stock-based compensation	15,147	15,079	4,867	4,148	39,241	3,148	3,947	14,647	294	22,036	3,432	8,032
Tax impact of pre-tax non-GAAP adjustments	102	135	137	82	456	(120)	(122)	376	662	796	(362)	(182)
Expiration of certain statues of limitation related to unique and non-recurring tax positions	-	-	-	-	-	-	-	4,169	-	4,169	-	-
2017 U.S. Tax Reform	-	-	-	(41,392)	(41,392)	(16)	-	16	878	878	-	-
Total non-GAAP provision for income tax adjustments	15,249	15,214	5,004	(37,162)	(1,695)	3,012	3,825	19,208	1,834	27,879	3,069	7,850
Non-GAAP provision for income taxes	$ 16,741	$ 14,082	$ 12,499	$ 15,993	$ 59,316	$ 12,914	$ 12,989	$ 11,751	$ 10,458	$ 48,112	$ 13,656	$ 54,269

RECONCILIATION OF EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION TO ADJUSTED EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION:

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019	2019 Guidance [3]
GAAP net income	$ 51,533	$ 45,138	$ 35,853	$ (7,735)	$ 124,789	$ 45,630	$ 43,853	$ 57,126	$ 46,934	$ 193,543	$ 49,322	$ 186,925
Other (income) expense	(874)	(158)	(287)	(694)	(2,013)	(1,647)	(1,405)	(1,028)	(1,652)	(5,732)	(3,886)	(13,405)
Provision for income taxes	1,492	(1,131)	7,495	53,155	61,011	9,902	9,164	(7,457)	8,624	20,233	10,587	46,419
Depreciation and amortization	4,736	4,726	4,922	5,677	20,061	5,241	5,553	5,166	5,167	21,127	5,418	22,773
Earnings before interest, tax, depreciation and amortization	56,887	48,575	47,983	50,403	203,848	59,126	57,165	53,807	59,073	229,171	61,441	242,712
Litigation damages, awards and settlements	-	-	-	-	-	-	-	500	(75)	425	-	-
Non-cash stock based compensation	2,889	3,253	5,052	5,993	17,187	5,332	6,720	7,643	7,721	27,416	7,317	37,174
Adjusted earnings before interest, tax, depreciation and amortization	$ 59,776	$ 51,828	$ 53,035	$ 56,396	$ 221,035	$ 64,458	$ 63,885	$ 61,950	$ 66,719	$ 257,012	$ 68,758	$ 279,886
Adjusted earnings before interest, tax, depreciation and amortization %	30.4%	27.0%	27.4%	27.1%	28.0%	30.3%	30.2%	29.4%	29.9%	29.9%	29.7%	30.5%

RECONCILIATION OF EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION TO ADJUSTED EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION AS A PERCENTAGE:

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019	2019 Guidance [3]
GAAP net income as a percentage	26.2%	23.5%	18.6%	(3.7%)	15.8%	21.4%	20.7%	27.1%	21.0%	22.5%	21.3%	20.3%
Other (income) expense	(0.4%)	(0.1%)	(0.1%)	(0.3%)	(0.3%)	(0.7%)	(0.6%)	(0.5%)	(0.7%)	(0.7%)	(1.7%)	(1.5%)
Provision for income taxes	0.8%	(0.6%)	3.9%	25.6%	7.8%	4.6%	4.3%	(3.5%)	3.8%	2.4%	4.6%	5.1%
Depreciation and amortization	2.4%	2.5%	2.5%	2.6%	2.5%	2.4%	2.6%	2.5%	2.3%	2.5%	2.3%	2.5%
Earnings before interest, tax, depreciation and amortization	29.0%	25.3%	24.9%	24.2%	25.8%	27.7%	27.0%	25.6%	26.4%	26.7%	26.5%	26.4%
Litigation damages, awards and settlements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	(0.0%)	0.0%	0.0%	0.0%
Non-cash stock based compensation	1.4%	1.7%	2.5%	2.9%	2.2%	2.6%	3.2%	3.6%	3.5%	3.2%	3.2%	4.1%
Adjusted earnings before interest, tax, depreciation and amortization	30.4%	27.0%	27.4%	27.1%	28.0%	30.3%	30.2%	29.4%	29.9%	29.9%	29.7%	30.5%

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MASIMO CORPORATION
SUPPLEMENTAL NON-GAAP INFORMATION
(unaudited in thousands, except per share amounts)[1] [2]

RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	YTD 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	YTD 2018	Q1 2019
Net cash provided by operating activities											
Net cash provided by operating activities	$ 13,898	$ (29,157)	$ 22,640	$ 48,681	$ 56,062	$ 71,995	$ 55,904	$ 48,406	$ 63,222	$ 239,527	$ 42,468
Purchases of property and equipment, net	(4,394)	(4,118)	(29,318)	(5,854)	(43,684)	(3,788)	(5,642)	(2,869)	(4,827)	(17,126)	(6,963)
Free cash flow	9,504	(33,275)	(6,678)	42,827	12,378	68,207	50,262	45,537	58,395	222,401	35,505
Litigation damages, awards and settlements	-	-	-	-	-	-	-	-	-	-	-
Tax payments related to litigation awards and damages	1,045	70,106	-	3,050	74,201	-	-	-	-	-	-
Adjusted free cash flow	$ 10,549	$ 36,831	$ (6,678)	$ 45,877	$ 86,579	$ 68,207	$ 50,262	$ 45,537	$ 58,395	$ 222,401	$ 35,505

(1) Totals may not foot due to rounding

(2) Quarterly reported amounts may vary from amounts previously reported due to rounding conventions.

(3) Updated for most recent guidance provided on May 6, 2019

(4) Calculated as a percentage of Product Revenue

(5) In the period of a net loss, diluted net loss per share excludes the effects of common stock equivalents that are anti-dilutive

Page 4